     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 14, 1999

                                                      REGISTRATION NO. 333-77905
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 3

                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                             HOLMES PRODUCTS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MASSACHUSETTS                             506                               04-2768914
  (STATE OR OTHER JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL               (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)              IDENTIFICATION NO.)

                             233 FORTUNE BOULEVARD
                          MILFORD, MASSACHUSETTS 01757
                                 (508) 634-8050
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                      SEE TABLE OF ADDITIONAL REGISTRANTS

                                 JORDAN A. KAHN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             HOLMES PRODUCTS CORP.
                             233 FORTUNE BOULEVARD
                               MILFORD, MA 01757
                                 (508) 634-8050
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                        COPIES OF ALL COMMUNICATIONS TO:

                           MICHAEL L. ANDRESINO, ESQ.
                      POSTERNAK, BLANKSTEIN & LUND, L.L.P.
                            100 CHARLES RIVER PLAZA
                        BOSTON, MASSACHUSETTS 02114-2723
                                 (617) 973-6100

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH
SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       TABLE OF ADDITIONAL REGISTRANTS(1)

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
      EXACT NAME OF REGISTRANT          STATE OR OTHER JURISDICTION    PRIMARY STANDARD INDUSTRIAL
     AS SPECIFIED IN ITS CHARTER      OF INCORPORATION OR ORGANIZATION CLASSIFICATION CODE NUMBER
--------------------------------------------------------------------------------------------------
Holmes Manufacturing Corp. ..........         Massachusetts                        506
--------------------------------------------------------------------------------------------------
Holmes Air (Taiwan) Corp. ...........         Massachusetts                        506
--------------------------------------------------------------------------------------------------
Holmes Motor Corp. ..................           Delaware                           506
--------------------------------------------------------------------------------------------------
The Rival Company....................           Delaware                           506
--------------------------------------------------------------------------------------------------
Patton Electric Company, Inc. .......            Indiana                           506
--------------------------------------------------------------------------------------------------
Patton Building Products, Inc. ......           Delaware                           506
--------------------------------------------------------------------------------------------------
Rival Consumer Sales Corporation.....           Missouri                           506
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

(1) The address, including zip code, and telephone number, including area code, of the additional Registrants' principal executive offices is c/o Holmes Products Corp., 233 Fortune Boulevard, Milford, Massachusetts 01757, (508) 634-8050.

                                    PART II

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article Twelfth of the Company's by-laws provides that the Company, to the extent legally permissible, will indemnify any person serving or who has served as a director or officer of the Company against all liabilities and expenses reasonably incurred by such director or officer in connection with the defense or disposition of any action, suit or other proceeding in which the director or officer may be involved, while serving as, or by reason of being or having been, such a director or officer, except with respect to any matter as to which he or she is adjudicated to have not acted in good faith or not with reasonable belief that an action was in the best interest of the Company.

     The Company maintains directors' and officers' liability insurance which may cover liabilities under the Act.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits.

    EXHIBIT
    NUMBER                            DESCRIPTION
    -------                           -----------
     3.1      Articles of Organization (as amended) of Holmes Products
              Corp.(1)
     3.2      Articles of Organization of Holmes Manufacturing Corp.(1)
     3.3      Articles of Organization of Holmes Air (Taiwan) Corp.(1)
     3.4      Certificate of Incorporation of Holmes Motor Corp.(4)
     3.5      Restated Certificate of Incorporation (as amended) of The
              Rival Company(4)
     3.6      Certificate of Incorporation (as amended) of Patton Electric
              Company, Inc.(4)
     3.7      Certificate of Incorporation (as amended) of Patton Building
              Products, Inc.(4)
     3.8      Certificate of Incorporation (as amended) of Rival Consumer
              Sales Corporation(4)
     3.9      Bylaws (as amended) of Holmes Products Corp.(1)
     3.10     By-laws of Holmes Manufacturing Corp.(1)
     3.11     By-laws of Holmes Air (Taiwan) Corp.(1)
     3.12     By-laws of Holmes Motor Corp.(4)
     3.13     By-laws of The Rival Company(4)
     3.14     By-laws of Patton Electric Company, Inc.(4)
     3.15     By-laws of Patton Building Products, Inc.(4)
     3.16     By-laws of Rival Consumer Sales Corporation(4)
     4.1      Stockholders' Agreement dated November 26, 1997 among Holmes
              Products Corp. and certain stockholders thereof(1)
     4.2      Registration Rights Agreement dated November 26, 1997 among
              Holmes Products Corp. and certain stockholders thereof(1)

    EXHIBIT
    NUMBER                            DESCRIPTION
    -------                           -----------
     4.3      Registration Rights Agreement dated November 26, 1997 among
              Holmes Products Corp., Holmes Manufacturing Corp., Holmes
              Air (Taiwan) Corp., BancBoston Securities Inc. and Lehman
              Brothers Inc.(1)
     4.4      Indenture dated November 26, 1997 among Holmes Products
              Corp., Holmes Manufacturing Corp., Holmes Air (Taiwan) Corp.
              and State Street Bank and Trust Company(1)
     4.5      Form of Notes -- (Included in Exhibit 4.4)(1)
     4.6      Form of Guaranty -- (Included in Exhibit 4.4)(1)
     4.7      First Supplemental Indenture and Guarantee dated October 14,
              1998 among Holmes Products Corp., Holmes Manufacturing
              Corp., Holmes Air (Taiwan) Corp., Holmes Motor Corp. and
              State Street Bank and Trust Company(4)
     4.8      Registration Rights Agreement dated February 5, 1999 among
              Holmes Products Corp., Holmes Manufacturing Corp., Holmes
              Air (Taiwan) Corp., Holmes Motor Corp., The Rival Company,
              Patton Electric Company, Inc., Patton Building Products,
              Inc., Rival Consumer Sales Corporation, BancBoston Robertson
              Stephens Inc. and Lehman Brothers Inc.(3)
     4.9      Indenture dated February 5, 1999 among Holmes Products
              Corp., Holmes Manufacturing Corp., Holmes Air (Taiwan) Corp.
              , Holmes Motor Corp., The Rival Company, Patton Electric
              Company, Inc., Patton Building Products, Inc., Rival
              Consumer Sales Corporation and State Street Bank and Trust
              Company(3)
     4.10     First Amendment to Registration Rights Agreement dated
              February 5, 1999 among Holmes Products Corp. and certain
              stockholders thereof(4)
     4.11     First Amendment to Stockholders' Agreement dated February 5,
              1999 among Holmes Products Corp. and certain stockholders
              thereof(4)
     4.12     Second Supplemental Indenture and Guarantee dated February
              5, 1999 among Holmes Products Corp., Holmes Manufacturing
              Corp., Holmes Air (Taiwan) Corp., Holmes Motor Corp.,
              Moriarty Acquisition Corp., The Rival Company, Patton
              Electric Company, Inc., Patton Building Products, Inc.,
              Rival Consumer Sales Corporation and State Street Bank and
              Trust Company(4)
     5.1      Opinion of Posternak, Blankstein & Lund, L.L.P.(5)
     5.2      Opinion of Latham & Watkins (revised and filed herewith)
    10.1      Stock Purchase and Redemption Agreement dated as of October
              27, 1997, as amended as of November 25, 1997, among Asco
              Investments Ltd., Jordan A. Kahn, Holmes Products Corp.,
              Holmes Products (Far East) Limited and Holmes Acquisition
              LLC(1)
    10.2      Stock Purchase Agreement dated as of October 27, 1997 among
              Jordan A. Kahn and Holmes Acquisition LLC(1)
    10.3      Executive Employment and Non-Competition Agreement dated
              November 26, 1997 among Holmes Products Corp. and Jordan A.
              Kahn(1)

    EXHIBIT
    NUMBER                            DESCRIPTION
    -------                           -----------
    10.4      Executive Employment and Non-Competition Agreement dated
              November 26, 1997 among Holmes Products Corp. and Stanley
              Rosenzweig(1)
    10.5      Executive Employment and Non-Competition Agreement dated
              November 26, 1997 among Holmes Products Corp. and Gregory F.
              White(1)
    10.6      Executive Employment and Non-Competition Agreement dated May
              1, 1998 among Esteem Industries Limited and (Tommy) Woon Fai
              Liu(5)
    10.7      Holmes Products Corp. Amended and Restated 1997 Stock Option
              Plan(4)
    10.8      Non-transferable Common Stock Purchase Warrant dated
              November 26, 1997 issued to Pentland Group plc(1)
    10.9      Holmes Products Corp. Employee Stock Purchase Plan(4)
    10.10     Agreement and Plan of Merger dated December 17, 1998, by and among Holmes Products Corp., Moriarty Acquisition Corp. and
              The Rival Company(2)
    10.11     Tender and Voting Agreement dated December 17, 1998, by and among Holmes Products Corp., Moriarty Acquisition Corp. and the directors and certain executive officers of The Rival
              Company(2)
    10.12     Confidentiality Agreement dated October 1, 1998, by and
              between Holmes Products Corp. and BancAmerica Securities,
              Inc., on behalf of Holmes Products Corp.(2)
    10.13     Purchase Agreement dated as of January 29, 1999 among Holmes
              Products Corp., BancBoston Robertson Stephens Inc. and
              Lehman Brothers Inc.(2)
    10.14     Investors Subscription Agreement dated February 5, 1999 by and among Holmes Products Corp. and certain investors(3)
    10.15     Amended and Restated Revolving Credit and Term Loan
              Agreement dated as of February 5, 1999 among Holmes Products
              Corp., Moriarty Acquisition Corp., The Rival Company, Holmes
              Products (Far East) Limited, Esteem Industries Limited,
              Raider Motor Corporation, Holmes Products (Europe) Limited,
              Bionaire International B.V., Patton Electric Hong Kong,
              Limited, and The Rival Company of Canada, Ltd., BankBoston,
              and the other lending institutions party thereto,
              BankBoston, N.A. as Administrative Agent and Lehman
              Commercial Paper Inc. as Documentation Agent, with
              BancBoston Robertson Stephens Inc. as Syndication Agent and
              Arranger and Lehman Brothers Inc. as Co-Arranger(3)
    10.16     Employee Stockholders' Agreement dated April 23, 1998(5)
    10.17     Voting Trust Agreement(5)
    10.18     First Amendment to Executive Employment and Non-Competition
              Agreement dated February 5, 1999 between Holmes Products
              Corp. and Jordan A. Kahn(5)
    10.19     Management Agreement dated as of November 26, 1997 between
              Berkshire Partners, LLC and Holmes Products Corp.(5)
    10.20     First Amendment to Management Agreement dated February 5,
              1999 between Berkshire Partners, LLC and Holmes Products
              Corp.(5)

    EXHIBIT
    NUMBER                            DESCRIPTION
    -------                           -----------
    12.1      Computation of Ratio of Earnings to Fixed Charges(5)
    21.1      Subsidiaries of Registrant(4)
    23.1      Consent of PricewaterhouseCoopers LLP(5)
    23.2      Consent of KPMG LLP(5)
    23.3      Consent of Posternak, Blankstein & Lund, L.L.P. (included in
              Exhibit 5.1)(5)
    23.4      Consent of Latham & Watkins (included in Exhibit 5.2)
    24.1      Power of Attorney(5)
    25.1      Form T-1 Statement of Eligibility under the Trust Indenture
              Act of 1939 of State Street Bank and Trust Company(5)
    27.1      Financial Data Schedule of The Rival Company(5)
    99.1      Form of Letter of Transmittal(5)
    99.2      Form of Notice of Guaranteed Delivery(5)


-------------------------

(1) Incorporated by reference to the Registrant's Registration Statement on Form S-4, as amended (Registration No. 333-44473).

(2) Incorporated by reference to the Registrant's Tender Offer Statement on
    Schedule 14D-1 dated December 23, 1998, as amended.

(3) Incorporated by reference to the Registrant's Current Report on Form 8-K dated February 5, 1999.

(4) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the Commission on March 31, 1999.

(5) Previously filed.

     (b) Financial Statement Schedules.

     For the years ended December 31, 1996, 1997 and 1998:

                                  SCHEDULE II
                             HOLMES PRODUCTS CORP.
                       VALUATION AND QUALIFYING ACCOUNTS
                                 (IN THOUSANDS)

                                                                    ADDITIONS          DEDUCTIONS
                                                              ---------------------   -------------
                                                 BALANCE AT   CHARGED TO   CHARGED    WRITE-OFF OF     BALANCE
                                                 BEGINNING    COSTS AND    TO OTHER   UNCOLLECTIBLE   AT END OF
                                                 OF PERIOD     EXPENSES    ACCOUNTS     ACCOUNTS       PERIOD
                                                 ----------   ----------   --------   -------------   ---------
Allowance for doubtful accounts:
  Year ended December 31, 1996.................    $1,494        $505         $--         $886         $1,113
  Year ended December 31, 1997.................     1,113         330         --           984            459
  Year ended December 31, 1998.................       459         523         --           263            719

                                                          ADDITIONS
                                                  -------------------------        DEDUCTIONS
                                                                    NET       --------------------
                                                                 OPERATING       NET
                                     BALANCE AT   CHARGED TO      LOSSES      OPERATING   CHARGED     BALANCE
                                     BEGINNING    INCOME TAX    WITHOUT TAX    LOSSES     TO OTHER   AT END OF
                                     OF PERIOD     EXPENSE      BENEFIT(1)    UTILIZED    ACCOUNTS    PERIOD
                                     ----------   ----------    -----------   ---------   --------   ---------
Deferred tax valuation allowance:
  Year ended December 31, 1996.....    $  524       $   --          $--         $ 55        $--       $  469
  Year ended December 31, 1997.....       469        1,447(1)       --           469         --        1,447
  Year ended December 31, 1998.....     1,447           --          --            --         80        1,367

                                                                       ADDITIONS    DEDUCTIONS
                                                                       ----------   ----------
                                                          BALANCE AT   CHARGED TO   WRITE-OFF     BALANCE
                                                          BEGINNING    COSTS AND        OF       AT END OF
                                                          OF PERIOD     EXPENSES    INVENTORY     PERIOD
                                                          ----------   ----------   ----------   ---------
Inventory obsolescence reserve:
  Year ended
     December 31, 1996..................................    $2,878       $1,480       $2,355      $2,003
  Year ended
     December 31, 1997..................................     2,003        2,268          807       3,464
  Year ended
     December 31, 1998..................................     3,464        1,522        1,069       3,917

-------------------------

(1) The Company was subject to certain limitations on interest paid to or guaranteed by Pentland. See Note 9 of Notes to Consolidated Financial Statements.

ITEM 22.  UNDERTAKINGS.

     Each undersigned Registrant hereby undertakes:

     (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) That, for purposes of determining any liability under the Securities act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) That, insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for a director, officer or controlling person of the registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (d) To respond to requests for information that is incorporated by reference into the Prospectus pursuant to Items 4, 10 (b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

     (e) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized, in the Commonwealth of Massachusetts on July 12, 1999.


                                          HOLMES PRODUCTS CORP.

                                          By: /s/ JORDAN A. KAHN
                                            ------------------------------------
                                              Jordan A. Kahn, President and
                                              Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                                          TITLE                    DATE
---------                                                          -----                    ----
/s/ JORDAN A. KAHN                                   President, Chief Executive         July 12, 1999
---------------------------------------------------  Officer and Director (Principal
Jordan A. Kahn                                       Executive Officer)

/s/ IRA B. MORGENSTERN                               Senior Vice President, Finance     July 12, 1999
---------------------------------------------------  (Principal Financial and
Ira B. Morgenstern                                   Accounting Officer)

*                                                    Chief Operating Officer and        July 12, 1999
---------------------------------------------------  Director
Stanley Rosenzweig

*                                                    Executive Vice President, Sales    July 12, 1999
---------------------------------------------------  and Marketing, and Director
Gregory F. White

*                                                    Director                           July 12, 1999
---------------------------------------------------
Richard K. Lubin

*                                                    Director                           July 12, 1999
---------------------------------------------------
Randy Peeler

*                                                    Director                           July 12, 1999
---------------------------------------------------
Thomas K. Manning

              *By: /s/ JORDAN A. KAHN
   ---------------------------------------------
                Jordan A. Kahn, as
                 Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized, in the Commonwealth of Massachusetts, on July 12, 1999.


                                          HOLMES MANUFACTURING CORP.

                                          By: /s/ JORDAN A. KAHN
                                            ------------------------------------
                                              Jordan A. Kahn, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following person in the capacity and on the date indicated.


SIGNATURE                                                         TITLE                     DATE
---------                                                         -----                     ----
/s/ JORDAN A. KAHN                                   President, Treasurer and           July 12, 1999
---------------------------------------------------  Director
Jordan A. Kahn

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized, in the Commonwealth of Massachusetts, on July 12, 1999.


                                          HOLMES AIR (TAIWAN) CORP.

                                          By: /s/ JORDAN A. KAHN
                                            ------------------------------------
                                              Jordan A. Kahn, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following person in the capacity and on the date indicated.


SIGNATURE                                                         TITLE                     DATE
---------                                                         -----                     ----
/s/ JORDAN A. KAHN                                   President, Treasurer and           July 12, 1999
---------------------------------------------------  Director
Jordan A. Kahn

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized, in the Commonwealth of Massachusetts, on July 12, 1999.


                                          HOLMES MOTOR CORPORATION

                                          By: /s/ JORDAN A. KAHN
                                            ------------------------------------
                                              Jordan A. Kahn, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following person in the capacity and on the date indicated.


SIGNATURE                                                         TITLE                     DATE
---------                                                         -----                     ----
/s/ JORDAN A. KAHN                                   President, Treasurer and           July 12, 1999
---------------------------------------------------  Director
Jordan A. Kahn

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized, in the Commonwealth of Massachusetts, on July 12, 1999.


                                          THE RIVAL COMPANY

                                          By: /s/ JORDAN A. KAHN
                                            ------------------------------------
                                              Jordan A. Kahn, Chief Executive
                                              Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                    TITLE                     DATE
                     ---------                                    -----                     ----

                /s/ JORDAN A. KAHN                   Chief Executive Officer and       July 12, 1999
---------------------------------------------------  Director
                  Jordan A. Kahn

              /s/ IRA B. MORGENSTERN                 Senior Vice President -- Finance  July 12, 1999
---------------------------------------------------
                Ira B. Morgenstern

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized, in the Commonwealth of Massachusetts, on July 12, 1999.


                                          PATTON ELECTRIC COMPANY, INC.

                                          By: /s/ JORDAN A. KAHN
                                            ------------------------------------
                                              Jordan A. Kahn, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                    TITLE                     DATE
                     ---------                                    -----                     ----

                /s/ JORDAN A. KAHN                   President and Director            July 12, 1999
---------------------------------------------------
                  Jordan A. Kahn

              /s/ IRA B. MORGENSTERN                 Senior Vice President --          July 12, 1999
---------------------------------------------------  Finance and Director
                Ira B. Morgenstern

                         *                           Director                          July 12, 1999
---------------------------------------------------
                Stanley Rosenzweig

*By: /s/ JORDAN A. KAHN
--------------------------------------------------
     Jordan A. Kahn, as
     Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized, in the Commonwealth of Massachusetts, on July 12, 1999.


                                          PATTON BUILDING PRODUCTS, INC.

                                          By: /s/ JORDAN A. KAHN
                                            ------------------------------------
                                              Jordan A. Kahn, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                     TITLE                    DATE
                     ---------                                     -----                    ----

                /s/ JORDAN A. KAHN                   President and Director             July 12, 1999
---------------------------------------------------
                  Jordan A. Kahn

              /s/ IRA B. MORGENSTERN                 Senior Vice President --           July 12, 1999
---------------------------------------------------  Finance
                Ira B. Morgenstern

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized, in the Commonwealth of Massachusetts, on July 12, 1999.


                                          RIVAL CONSUMER SALES CORPORATION

                                          By: /s/ JORDAN A. KAHN
                                            ------------------------------------
                                              Jordan A. Kahn, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                    TITLE                     DATE
                     ---------                                    -----                     ----

                /s/ JORDAN A. KAHN                   President and Director            July 12, 1999
---------------------------------------------------
                  Jordan A. Kahn

              /s/ IRA B. MORGENSTERN                 Senior Vice President -- Finance  July 12, 1999
---------------------------------------------------  and Director
                Ira B. Morgenstern

                         *                           Director                          July 12, 1999
---------------------------------------------------
                Stanley Rosenzweig

*By: /s/ JORDAN A. KAHN
--------------------------------------------------
     Jordan A. Kahn, as
     Attorney-In-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 3.1      Articles of Organization (as amended) of Holmes Products
          Corp.(1)
 3.2      Articles of Organization of Holmes Manufacturing Corp.(1)
 3.3      Articles of Organization of Holmes Air (Taiwan) Corp.(1)
 3.4      Certificate of Incorporation of Holmes Motor Corp.(4)
 3.5      Restated Certificate of Incorporation (as amended) of The
          Rival Company(4)
 3.6      Certificate of Incorporation (as amended) of Patton Electric
          Company, Inc.(4)
 3.7      Certificate of Incorporation (as amended) of Patton Building
          Products, Inc.(4)
 3.8      Certificate of Incorporation (as amended) of Rival Consumer
          Sales Corporation(4)
 3.9      Bylaws (as amended) of Holmes Products Corp.(1)
 3.10     By-laws of Holmes Manufacturing Corp.(1)
 3.11     By-laws of Holmes Air (Taiwan) Corp.(1)
 3.12     By-laws of Holmes Motor Corp.(4)
 3.13     By-laws of The Rival Company(4)
 3.14     By-laws of Patton Electric Company, Inc.(4)
 3.15     By-laws of Patton Building Products, Inc.(4)
 3.16     By-laws of Rival Consumer Sales Corporation(4)
 4.1      Stockholders' Agreement dated November 26, 1997 among Holmes
          Products Corp. and certain stockholders thereof(1)
 4.2      Registration Rights Agreement dated November 26, 1997 among
          Holmes Products Corp. and certain stockholders thereof(1)
 4.3      Registration Rights Agreement dated November 26, 1997 among
          Holmes Products Corp., Holmes Manufacturing Corp., Holmes
          Air (Taiwan) Corp., BancBoston Securities Inc. and Lehman
          Brothers Inc.(1)
 4.4      Indenture dated November 26, 1997 among Holmes Products
          Corp., Holmes Manufacturing Corp., Holmes Air (Taiwan) Corp.
          and State Street Bank and Trust Company(1)
 4.5      Form of Notes -- (Included in Exhibit 4.4)(1)
 4.6      Form of Guaranty -- (Included in Exhibit 4.4)(1)
 4.7      First Supplemental Indenture and Guarantee dated October 14,
          1998 among Holmes Products Corp., Holmes Manufacturing
          Corp., Holmes Air (Taiwan) Corp., Holmes Motor Corp. and
          State Street Bank and Trust Company(4)
 4.8      Registration Rights Agreement dated February 5, 1999 among
          Holmes Products Corp., Holmes Manufacturing Corp., Holmes
          Air (Taiwan) Corp., Holmes Motor Corp., The Rival Company,
          Patton Electric Company, Inc., Patton Building Products,
          Inc., Rival Consumer Sales Corporation, BancBoston Robertson
          Stephens Inc. and Lehman Brothers Inc.(3)
 4.9      Indenture dated February 5, 1999 among Holmes Products
          Corp., Holmes Manufacturing Corp., Holmes Air (Taiwan) Corp.
          , Holmes Motor Corp., The Rival Company, Patton Electric
          Company, Inc., Patton Building Products, Inc., Rival
          Consumer Sales Corporation and State Street Bank and Trust
          Company(3)
 4.10     First Amendment to Registration Rights Agreement dated
          February 5, 1999 among Holmes Products Corp. and certain
          stockholders thereof(4)

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 4.11     First Amendment to Stockholders' Agreement dated February 5,
          1999 among Holmes Products Corp. and certain stockholders
          thereof(4)
 4.12     Second Supplemental Indenture and Guarantee dated February
          5, 1999 among Holmes Products Corp., Holmes Manufacturing
          Corp., Holmes Air (Taiwan) Corp., Holmes Motor Corp.,
          Moriarty Acquisition Corp., The Rival Company, Patton
          Electric Company, Inc., Patton Building Products, Inc.,
          Rival Consumer Sales Corporation and State Street Bank and
          Trust Company(4)
 5.1      Opinion of Posternak, Blankstein & Lund, L.L.P.(5)
 5.2      Opinion of Latham & Watkins (revised and filed herewith)
10.1      Stock Purchase and Redemption Agreement dated as of October
          27, 1997, as amended as of November 25, 1997, among Asco
          Investments Ltd., Jordan A. Kahn, Holmes Products Corp.,
          Holmes Products (Far East) Limited and Holmes Acquisition
          LLC(1)
10.2      Stock Purchase Agreement dated as of October 27, 1997 among
          Jordan A. Kahn and Holmes Acquisition LLC(1)
10.3      Executive Employment and Non-Competition Agreement dated
          November 26, 1997 among Holmes Products Corp. and Jordan A.
          Kahn(1)
10.4      Executive Employment and Non-Competition Agreement dated
          November 26, 1997 among Holmes Products Corp. and Stanley
          Rosenzweig(1)
10.5      Executive Employment and Non-Competition Agreement dated
          November 26, 1997 among Holmes Products Corp. and Gregory F.
          White(1)
10.6      Executive Employment and Non-Competition Agreement dated May
          1, 1998 among Esteem Industries Limited and (Tommy) Woon Fai
          Liu(5)
10.7      Holmes Products Corp. Amended and Restated 1997 Stock Option
          Plan(4)
10.8      Non-transferable Common Stock Purchase Warrant dated
          November 26, 1997 issued to Pentland Group plc(1)
10.9      Holmes Products Corp. Employee Stock Purchase Plan(4)
10.10     Agreement and Plan of Merger dated December 17, 1998, by and among Holmes Products Corp., Moriarty Acquisition Corp. and
          The Rival Company(2)
10.11     Tender and Voting Agreement dated December 17, 1998, by and among Holmes Products Corp., Moriarty Acquisition Corp. and the directors and certain executive officers of The Rival
          Company(2)
10.12     Confidentiality Agreement dated October 1, 1998, by and
          between Holmes Products Corp. and BancAmerica Securities,
          Inc., on behalf of Holmes Products Corp.(2)
10.13     Purchase Agreement dated as of January 29, 1999 among Holmes
          Products Corp., BancBoston Robertson Stephens Inc. and
          Lehman Brothers Inc.(2)
10.14     Investors Subscription Agreement dated February 5, 1999 by and among Holmes Products Corp. and certain investors(3)

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
10.15     Amended and Restated Revolving Credit and Term Loan
          Agreement dated as of February 5, 1999 among Holmes Products
          Corp., Moriarty Acquisition Corp., The Rival Company, Holmes
          Products (Far East) Limited, Esteem Industries Limited,
          Raider Motor Corporation, Holmes Products (Europe) Limited,
          Bionaire International B.V., Patton Electric Hong Kong,
          Limited, and The Rival Company of Canada, Ltd., BankBoston,
          and the other lending institutions party thereto,
          BankBoston, N.A. as Administrative Agent and Lehman
          Commercial Paper Inc. as Documentation Agent, with
          BancBoston Robertson Stephens Inc. as Syndication Agent and
          Arranger and Lehman Brothers Inc. as Co-Arranger(3)
10.16     Employee Stockholders' Agreement dated April 23, 1998(5)
10.17     Voting Trust Agreement(5)
10.18     First Amendment to Executive Employment and Non-Competition
          Agreement dated February 5, 1999 between Holmes Products
          Corp. and Jordan A. Kahn(5)
10.19     Management Agreement dated as of November 26, 1997 between
          Berkshire Partners, LLC and Holmes Products Corp.(5)
10.20     First Amendment to Management Agreement dated February 5,
          1999 between Berkshire Partners, LLC and Holmes Products
          Corp.(5)
12.1      Computation of Ratio of Earnings to Fixed Charges(5)
21.1      Subsidiaries of Registrant(4)
23.1      Consent of PricewaterhouseCoopers LLP(5)
23.2      Consent of KPMG LLP(5)
23.3      Consent of Posternak, Blankstein & Lund, L.L.P. (included in
          Exhibit 5.1)(5)
23.4      Consent of Latham & Watkins (included in Exhibit 5.2)
24.1      Power of Attorney(5)
25.1      Form T-1 Statement of Eligibility under the Trust Indenture
          Act of 1939 of State Street Bank and Trust Company(5)
27.1      Financial Data Schedule of The Rival Company(5)
99.1      Form of Letter of Transmittal(5)
99.2      Form of Notice of Guaranteed Delivery(5)


-------------------------

(1) Incorporated by reference to the Registrant's Registration Statement on Form S-4, as amended (Registration No. 333-44473).

(2) Incorporated by reference to the Registrant's Tender Offer Statement on
    Schedule 14D-1 dated December 23, 1998, as amended.

(3) Incorporated by reference to the Registrant's Current Report on Form 8-K dated February 5, 1999.

(4) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the Commission on March 31, 1999.

(5) Previously filed.